Offerings - Offering: 1	Mar. 02, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Class A ordinary shares, par value US$ 0.0025 per share
Maximum Aggregate Offering Price	$ 6,510,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 899.04
Offering Note

Offering Note(s)

(1)	This estimate is made pursuant to Rule 457(o) of the Securities Act of 1933, as amended, solely for purposes of calculating the registration fee. In accordance with Rule 416(a), the Registrant is also registering an indeterminate number of additional Class A ordinary shares that shall be issuable pursuant to Rule 416 to prevent dilution resulting from share splits, share dividends or similar transactions.